Subsequent Events	12 Months Ended
Dec. 31, 2012
Subsequent Events
23.	Subsequent Events:

Effective February 14, 2013, the Company completed an amendment to the credit agreement governing its Senior Facilities. The Senior Facilities amendment modified the term loan pricing to reduce the Eurodollar Margin by 50 basis points and reduce the Eurodollar floor on Eurodollar Loans by an additional 25 basis points. This amendment modified the term loan pricing to reduce the Base Rate Margin by 50 basis points and reduce the floor on Base Rate Loans by an additional 25 basis points. This amendment also extends the maturity date of the Senior Facilities by one year to May 28, 2017.

On February 19, 2013, pursuant to the terms of the previously announced plan of arrangement dated December 17, 2012, the Company acquired all of the issued and outstanding Class A common shares of H. Paulin & Co., Limited (“Paulin”) and Paulin became an indirect wholly owned subsidiary of Hillman (the “Paulin Acquisition”). The aggregate purchase price of the Paulin Acquisition was approximately C$105,700 paid in cash.

Paulin is a leading Canadian distributor and manufacturer of fasteners, fluid system products, automotive parts and retail hardware components. Paulin’s distribution facilities are located across Canada in Vancouver, Edmonton, Winnipeg, Toronto, Montreal and Moncton, as well as in Flint, Michigan and Cleveland, Ohio. Paulin’s four manufacturing facilities are located in Ontario, Canada. Annual revenues of Paulin for 2011 were approximately C$139 million.